SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              November 4, 2005
                                                              ----------------


                           GOLD BANC CORPORATION, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)

         Kansas                      0-28936                    48-1008593
         ------                      -------                    ----------
(State of Incorporation)    (Commission File Number)         (I.R.S. Employer
                                                          Identification Number)


                    11301 Nall Avenue, Leawood, Kansas 66211
                    ----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (913) 451-8050
                                 --------------
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 1.01.        Entry Into a Material Definitive Agreement.

     On November 4, 2005, the Registrant entered into a Change in Control Agreement with Roger Arwood, the Registrant's Executive Vice President and Chief Business Banking Officer, effective as of June 1, 2005. Pursuant to that agreement, if Mr. Arwood resigns from his employment with the Registrant for Good Reason (as defined in the agreement), or his employment is terminated other than for cause (as defined in the agreement) during the two years following a change of control of the Registrant, then Mr. Arwood is entitled to receive in cash and in one lump sum an amount equal to one year's base compensation in effect as of the date of the change of control.





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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   GOLD BANC CORPORATION, INC.


Dated: November 10, 2005
                                    By: /s/ Rick J. Tremblay
                                        ---------------------------------
                                        Rick J. Tremblay
                                        Executive Vice President and
                                        Chief Financial Officer







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